UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21238

PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2013

Date of reporting period:	February 28, 2013

Item 1. Schedule of Investments

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

February 28, 2013 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES - 41.2%

Airlines - 2.6%
$2,452	American Airlines Pass-Through Trust, 10.375%, 1/2/21	$2,562,615
	Continental Airlines Pass-Through Trust,
766	6.545%, 8/2/20	842,828
2,389	6.703%, 12/15/22	2,610,491
698	7.373%, 6/15/17	738,190
7,412	7.707%, 10/2/22	8,459,343
1,346	9.798%, 10/1/22	1,521,390
14,224	Northwest Airlines, Inc., 7.15%, 4/1/21 (MBIA)	15,326,317
	United Air Lines Pass-Through Trust,
2,472	7.336%, 1/2/21 (a)(b)(c)(h) (acquisition cost - $2,472,046; purchased 6/19/07)	2,502,947
3,815	10.40%, 5/1/18	4,405,841
		38,969,962
Banking - 18.9%
4,800	AgFirst Farm Credit Bank, 7.30%, 4/1/13 (a)(b)(c)(f)(h) (acquisition cost - $3,808,000; purchased 2/26/10 - 3/2/10)	4,800,038
	Ally Financial, Inc.,
594	5.70%, 6/15/13 - 12/15/13	594,661
189	5.85%, 6/15/13	189,326
761	5.90%, 12/15/13 - 1/15/19	760,853
6,497	6.00%, 7/15/13 - 9/15/19	6,494,518
56	6.05%, 8/15/19	56,045
132	6.10%, 5/15/13 - 9/15/19	132,309
881	6.15%, 9/15/13 - 10/15/19	886,572
1,470	6.20%, 11/15/13 - 4/15/19	1,471,974
5,375	6.25%, 3/15/13 - 5/15/19	5,369,838
1,221	6.30%, 10/15/13 - 3/15/16	1,222,424
2,793	6.35%, 4/15/16 - 7/15/19	2,792,021
348	6.40%, 3/15/16 - 12/15/18	347,825
3,212	6.50%, 5/15/13 - 2/15/20	3,221,517
139	6.55%, 10/15/16	138,238
497	6.60%, 5/15/18 - 6/15/19	496,862
1,334	6.65%, 6/15/18 - 2/15/20	1,336,745
389	6.70%, 5/15/14 - 6/15/19	389,566
1,687	6.75%, 7/15/16 - 6/15/19	1,688,948
20	6.80%, 10/15/18	19,998
740	6.85%, 4/15/16	740,240
420	6.875%, 4/15/13	421,253
189	6.90%, 6/15/17 - 8/15/18	189,051
87	6.95%, 6/15/17	86,967
8,305	7.00%, 7/15/16 - 11/15/24	8,321,814
1,240	7.05%, 3/15/18 - 4/15/18	1,240,649
2,784	7.125%, 10/15/17	2,782,380
15	7.15%, 9/15/18	15,002
2,858	7.20%, 10/15/17	2,863,829
11,228	7.25%, 6/15/16 - 3/15/25	11,241,698
3,086	7.30%, 12/15/17 - 1/15/18	3,087,800
5,267	7.375%, 11/15/16 - 4/15/18	5,257,274
6,933	7.50%, 6/15/16 - 3/15/25	6,959,598
826	7.55%, 5/15/16	829,155
658	7.75%, 10/15/17	658,016
1,180	8.00%, 10/15/17 - 11/15/17	1,181,446
705	8.125%, 11/15/17	706,254
5	8.20%, 3/15/17	5,005
50	8.50%, 8/15/15	50,934
93	9.00%, 7/15/15 - 7/15/20	93,136
MXN62,000	Bank of America Corp., 4.711%, 4/29/25 (e)(j)	5,671,937
£28,700	Barclays Bank PLC, 14.00%, 6/15/19 (f)	58,446,337
€2,500	BNP Paribas S.A., 7.781%, 7/2/18 (f)	3,606,580
	BPCE S.A. (f),
2,000	9.00%, 3/17/15	2,754,709
2,800	9.25%, 4/22/15	3,829,177
	Credit Agricole S.A. (f),
4,000	7.875%, 10/26/19	5,616,474
$4,256	8.375%, 10/13/19 (a)(c)	4,660,320
	LBG Capital No. 1 PLC,
€1,500	7.375%, 3/12/20	2,021,676
£6,300	7.588%, 5/12/20	10,011,393
900	7.867%, 12/17/19	1,441,668
5,439	7.869%, 8/25/20	8,780,272
$5,300	7.875%, 11/1/20 (a)(b)(c)(h) (acquisition cost - $4,728,000; purchased 2/2/10 - 4/16/10)	5,868,690

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

February 28, 2013 (unaudited) (continued)

$12,600	8.00%, 6/15/20 (a)(b)(c)(f)(h) (acquisition cost - $10,420,500; purchased 2/2/10 - 3/23/10)	$13,543,337
16,040	8.50%, 12/17/21 (a)(b)(c)(f)(h) (acquisition cost - $7,328,094; purchased 11/14/08 - 11/18/08)	17,207,439
£5,000	11.04%, 3/19/20	8,985,495
	LBG Capital No. 2 PLC,
€900	8.875%, 2/7/20	1,286,384
£400	9.125%, 7/15/20	665,669
2,470	9.334%, 2/7/20	4,204,262
400	12.75%, 8/10/20	740,320
650	14.50%, 1/30/22	1,360,794
2,000	15.00%, 12/21/19	4,355,451
€7,800	15.00%, 12/21/19	14,536,641
$3,350	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	3,567,750
£1,100	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (f)	1,752,527
6,250	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19 (converts to FRN on 9/27/14)	9,647,491
€5,850	Societe Generale S.A., 9.375%, 9/4/19 (f)	8,607,423
		282,311,995
Building Materials - 0.1%
$2,000	Desarrolladora Homex S.A.B. de C.V., 9.50%, 12/11/19 (a)(c)	1,890,000

Diversified Financial Services - 5.3%
10,000	Glen Meadow Pass-Through Trust, 6.505%, 2/12/67 (converts to FRN on 2/15/17) (a)(b)(c)(h) (acquisition cost - $7,700,000; purchased 2/18/10)	9,500,000
	International Lease Finance Corp.,
1,800	6.375%, 3/25/13	1,807,308
2,000	8.625%, 9/15/15	2,282,500
	SLM Corp.,
21,200	8.00%, 3/25/20	24,618,500
13,600	8.45%, 6/15/18	16,150,000
	Springleaf Finance Corp.,
4,300	5.40%, 12/1/15	4,321,500
8,500	6.50%, 9/15/17	8,245,000
12,500	6.90%, 12/15/17	12,312,500
		79,237,308
Electric Utilities - 0.9%
10,105	Ameren Energy Generating Co., 7.95%, 6/1/32	5,532,487
4,200	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)	105,000
2,100	PPL Capital Funding, Inc., 6.70%, 3/30/67 (converts to FRN on 3/30/17)	2,233,235
5,000	Red Oak Power LLC, 9.20%, 11/30/29	5,575,000
		13,445,722
Home Builders - 0.1%
1,800	Hampton Roads PPV LLC, 6.171%, 6/15/53 (a)(b)(c)(h) (acquisition cost - $1,710,198; purchased 9/25/12)	1,780,776

Insurance - 12.1%
33,000	American General Institutional Capital A, 7.57%, 12/1/45 (a)(c)	40,793,874
	American International Group, Inc.,
6,500	6.25%, 3/15/87 (converts to FRN on 3/15/37)	7,101,250
MXN130,000	7.98%, 6/15/17	9,943,151
€21,200	8.00%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(h) (acquisition cost - $25,155,715; purchased 2/8/12)	32,521,238
$9,100	8.175%, 5/15/68 (converts to FRN on 5/15/38)	12,068,875
£18,450	8.625%, 5/22/68 (converts to FRN on 5/22/18)	34,567,181
23,150	8.625%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(h) (acquisition cost - $38,047,428; purchased 1/19/11 - 5/7/12)	43,372,913
		180,368,482
Telecommunications - 1.2%
$15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,993,747
Total Corporate Bonds & Notes (cost-$534,437,353)		614,997,992

MORTGAGE-BACKED SECURITIES - 27.4%
1,611	American Home Mortgage Assets Trust, 0.432%, 9/25/46 CMO (j)	206,147
548	Banc of America Alternative Loan Trust, 6.00%, 1/25/36 CMO	435,086
	Banc of America Funding Trust, CMO,
1,105	5.50%, 1/25/36	1,159,690
12,739	6.00%, 3/25/37	11,549,071
1,498	6.00%, 7/25/37	1,188,956
	BCAP LLC Trust, CMO (a)(c)(j),
2,939	5.041%, 7/26/37	333,672
4,779	5.42%, 3/26/37	676,285
2,745	12.403%, 6/26/36	531,100
	Bear Stearns ALT-A Trust, CMO (j),
3,570	2.902%, 9/25/35	2,781,717
1,267	2.938%, 11/25/36	845,787
3,439	5.309%, 8/25/36	2,346,393

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

February 28, 2013 (unaudited) (continued)

	Chase Mortgage Finance Trust, CMO,
$55	2.906%, 12/25/35 (j)	$51,646
4,332	5.163%, 12/25/35 (j)	4,269,923
5,296	6.00%, 2/25/37	4,863,855
1,175	6.00%, 3/25/37	1,030,666
4,508	6.00%, 7/25/37	4,092,601
6,435	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36 CMO	6,589,103
10,950	Citimortgage Alternative Loan Trust, 6.00%, 6/25/37 CMO	9,475,299
	Countrywide Alternative Loan Trust, CMO,
64	5.25%, 5/25/21	62,772
1,507	5.50%, 3/25/35	1,273,536
13,363	5.50%, 9/25/35	12,262,465
435	5.50%, 3/25/36	339,328
1,810	5.75%, 1/25/35	1,731,621
1,853	6.00%, 2/25/35	1,849,019
7,079	6.00%, 2/25/37	5,832,923
1,470	6.00%, 4/25/37	1,168,969
4,528	6.00%, 8/25/37	3,096,714
1,893	6.50%, 8/25/36	1,430,940
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
3,582	5.50%, 10/25/35	3,596,504
1,233	5.75%, 12/25/35	1,170,485
4,352	5.75%, 3/25/37	3,902,279
3,410	5.75%, 6/25/37	3,193,729
2,032	6.00%, 4/25/36	1,804,017
452	6.00%, 5/25/36	422,162
2,837	6.00%, 2/25/37	2,605,847
7,384	6.00%, 3/25/37	6,773,118
790	6.00%, 4/25/37	734,846
2,995	6.25%, 9/25/36	2,573,317
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,690	6.00%, 2/25/37	2,479,409
6,368	6.00%, 6/25/37	5,640,643
5,474	6.75%, 8/25/36	4,185,869
3,304	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36 CMO	2,688,877
5,967	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36 CMO	5,162,482
	GSR Mortgage Loan Trust, CMO,
7,963	3.009%, 3/25/37 (j)	6,424,461
1,586	5.116%, 11/25/35 (j)	1,569,166
6,470	5.125%, 11/25/35 (j)	6,023,204
1,102	5.50%, 5/25/36	1,005,547
26,717	6.00%, 2/25/36	25,887,028
9,137	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37 CMO	5,804,250
4,800	JPMorgan Alternative Loan Trust, 6.31%, 8/25/36 CMO	3,420,799
	JPMorgan Mortgage Trust, CMO,
6,774	2.829%, 2/25/36 (j)	6,087,788
6,564	5.00%, 3/25/37	5,918,697
213	5.221%, 10/25/35 (j)	213,628
3,507	5.297%, 1/25/37 (j)	3,027,680
3,021	5.415%, 6/25/36 (j)	2,724,661
448	5.75%, 1/25/36	424,353
1,312	6.00%, 8/25/37	1,155,186
	Lehman Mortgage Trust, CMO,
3,726	6.00%, 7/25/36	3,016,478
995	6.00%, 7/25/37	866,827
6,802	MASTR Alternative Loan Trust, 6.75%, 7/25/36 CMO	4,939,480
6,849	Merrill Lynch Mortgage Investors Trust, 3.002%, 3/25/36 CMO (j)	4,601,237
11,196	Morgan Stanley Mortgage Loan Trust, 5.182%, 5/25/36 CMO (j)	8,712,768
22,634	New Century Alternative Mortgage Loan Trust, 6.31%, 7/25/36 CMO	16,732,995
	RBSSP Resecuritization Trust, CMO (a)(c)(j),
3,609	0.424%, 10/27/36	295,729
8,000	0.444%, 8/27/37	1,430,999
	Residential Accredit Loans, Inc., CMO,
379	0.382%, 6/25/46 (j)	177,275
2,443	0.432%, 5/25/37 (j)	504,817
2,155	6.00%, 6/25/36	1,763,161
9,146	6.00%, 8/25/36	7,436,573
6,715	6.00%, 9/25/36	5,078,154
	Residential Asset Securitization Trust, CMO,
949	5.75%, 2/25/36	802,849
1,776	6.00%, 9/25/36	1,139,845
5,933	6.00%, 3/25/37	4,672,574
8,133	6.00%, 5/25/37	7,501,980
8,448	6.25%, 9/25/37	6,055,487
	Residential Funding Mortgage Securities I, CMO,
8,222	6.00%, 1/25/37	7,385,492
4,737	6.25%, 8/25/36	4,460,959
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
15,779	5.235%, 1/25/36	12,256,170
11,679	5.315%, 5/25/36	10,143,288
3,736	5.447%, 7/25/36	3,534,440

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

February 28, 2013 (unaudited) (continued)

$7,954	5.514%, 11/25/36	$6,234,863
337	Structured Asset Mortgage Investments, Inc., 0.322%, 8/25/36 CMO (j)	233,005
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,402	5.48%, 4/25/37	2,020,252
1,922	5.805%, 2/25/37	1,634,887
	Thornburg Mortgage Securities Trust, CMO (j),
2,961	5.75%, 6/25/47	2,739,426
3,420	5.80%, 3/25/37	3,224,665
	WaMu Mortgage Pass-Through Certificates, CMO (j),
1,092	2.411%, 12/25/36	909,440
4,916	2.458%, 6/25/37	4,072,981
1,919	2.55%, 7/25/37	1,489,049
1,259	2.686%, 9/25/36	1,045,915
3,561	5.134%, 2/25/37	3,435,708
4,745	6.092%, 10/25/36	4,353,132
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
992	0.932%, 4/25/47 (j)	44,174
2,465	1.014%, 5/25/47 (j)	328,318
3,806	6.00%, 10/25/35	3,153,492
6,688	6.00%, 3/25/36	5,861,837
5,198	6.00%, 6/25/37	4,396,241
3,937	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37 CMO	3,732,703
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
2,295	2.693%, 7/25/36 (j)	2,109,179
1,056	2.712%, 4/25/36 (j)	999,479
2,351	2.723%, 4/25/36 (j)	2,233,381
8,390	5.092%, 8/25/36 (j)	7,802,843
12,565	6.00%, 4/25/37	12,096,000
2,748	6.00%, 7/25/37	2,707,378
20,105	6.00%, 8/25/37	20,536,168
Total Mortgage-Backed Securities (cost-$374,691,767)		408,999,409

Shares
PREFERRED STOCK - 6.7%

Banking - 4.6%
19,200	Ally Financial, Inc., 7.00%, 4/1/13 (a)(c)(f)	18,682,201
298,700	CoBank Acb, 11.00%, 7/1/13, Ser. C (a)(b)(c)(f)(h)(i) (acquisition cost - $16,727,200; purchased 8/23/10 - 2/1/11)	15,825,126
1,309,868	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (i)	34,763,897
		69,271,224
Diversified Financial Services - 2.1%
570,000	Citigroup Capital XIII, 7.875%, 10/30/15 (i)	16,102,500
12,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	15,153,750
		31,256,250
Total Preferred Stock (cost-$94,334,334)		100,527,474

Principal Amount (000s)
MUNICIPAL BONDS - 4.9%

California - 4.4%
$3,400	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,756,252
6,480	Los Angeles Community Redev. Agcy., Tax Allocation, 6.02%, 9/1/21, Ser. L (NPFGC)	6,567,480
3,425	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	3,608,238
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	23,414,029
28,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	28,226,685
		65,572,684
Louisiana - 0.1%
700	New Orleans, Public Improvements, GO, 8.80%, 12/1/39, Ser. A	857,696

Texas - 0.4%
6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27, Ser. O	6,940,748
Total Municipal Bonds (cost-$71,081,232)		73,371,128

SOVEREIGN DEBT OBLIGATIONS - 2.2%

Brazil - 2.0%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL55,569	10.00%, 1/1/17	29,007,268

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

February 28, 2013 (unaudited) (continued)

BRL832	10.00%, 1/1/21	$434,714
BRL628	10.00%, 1/1/23	328,414
		29,770,396
Spain - 0.2%
€1,400	Autonomous Community of Catalonia, 3.875%, 9/15/15	1,775,495
1,000	Junta de Comunidades de Castilla - La Mancha, 4.875%, 3/18/20	1,109,717
		2,885,212
Total Sovereign Debt Obligations (cost-$31,446,719)		32,655,608

ASSET-BACKED SECURITIES - 2.1%
$154	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 1.552%, 3/25/33 (j)	129,188
520	Credit-Based Asset Servicing and Securitization LLC, 4.795%, 12/25/35	505,320
	Greenpoint Manufactured Housing (j),
8,300	8.30%, 10/15/26	9,163,482
6,427	8.45%, 6/20/31	6,231,436
	GSAA Home Equity Trust,
2,299	5.80%, 3/25/37	1,417,058
4,088	6.295%, 6/25/36	2,584,161
5,420	Indymac Residential Asset-Backed Trust, 0.362%, 7/25/37 (j)	3,348,697
2,395	Mid-State Trust IV, 8.33%, 4/1/30	2,498,606
3,304	Mid-State Trust VII, 6.34%, 10/15/36	3,494,748
2,417	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	1,771,908
Total Asset-Backed Securities (cost-$28,263,935)		31,144,604

U.S. GOVERNMENT AGENCY SECURITY - 0.1%

4,344	Ginnie Mae, 4.00%, 5/16/42, CMO, IO (b) (cost-$799,371)	773,620

SHORT-TERM INVESTMENTS - 15.4%

Repurchase Agreements - 15.4%
3,300	Banc of America Securities LLC, dated 2/28/13, 0.19%, due 3/1/13, proceeds $3,300,017; collateralized by U.S. Treasury Bills, 0.25%, due 2/28/15, valued at $3,367,076 including accrued interest	3,300,000
20,000	Barclays Capital, Inc., dated 3/1/13, 0.18%, due 3/4/13, proceeds $20,000,300; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $20,437,860 including accrued interest	20,000,000
17,600	JPMorgan Securities, Inc., dated 2/28/13, 0.19%, due 3/1/13, proceeds $17,600,093; collateralized by U.S. Treasury Notes, 2.125%, due 12/31/15, valued at $17,979,744 including accrued interest	17,600,000
11,100	Morgan Stanley & Co., Inc., dated 2/28/13, 0.18%, due 3/1/13, proceeds $11,100,056; collateralized by U.S. Treasury Bonds, 3.125%, due 11/15/41, valued at $11,319,504 including accrued interest	11,100,000
100,000	RBC Capital Markets LLC, dated 2/28/13, 0.20%, due 3/1/13, proceeds $100,000,556; collateralized by U.S. Treasury Notes, 0.25%, due 12/15/15, valued at $102,065,733 including accrued interest	100,000,000
75,000	Royal Bank of Scotland, dated 2/28/13, 0.17%, due 3/1/13, proceeds $75,000,354; collateralized by U.S. Treasury Notes, 0.875%, due 2/28/17, valued at $76,569,085 including accrued interest	75,000,000
3,455	State Street Bank and Trust Co., dated 2/28/13, 0.01%, due 3/1/13, proceeds $3,455,001; collateralized by Freddie Mac, 2.00%, due 11/2/22, valued at $3,524,765 including accrued interest	3,455,000
Total Repurchase Agreements (cost-$230,455,000)		230,455,000

U.S. Treasury Obligations (g)(k)- 0.0%
570	U.S. Treasury Bills, 0.127%-0.133%, 4/25/13-1/9/14 (cost-$569,400)	569,341
Total Short-Term Investments (cost-$231,024,400)		231,024,341

Total Investments, before options written (cost-$1,366,079,111) (m)-100.0%		1,493,494,176

Notional Amount (000s)
OPTIONS WRITTEN — (0.0)%

Call Options — (0.0)%
$100,000	7-Year Interest Rate Swap (OTC) Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 1.20%, expires 3/18/13 (l)	(4,000)

PIMCO Corporate & Income Opportunity Fund Schedule of Investments

February 28, 2013 (unaudited) (continued)

Put Options — (0.0)%
$100,000	7-Year Interest Rate Swap (OTC) Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 1.65%, expires 3/18/13 (l)	$(29,010)
Total Options Written (premiums received-$451,000)		(33,010)

Total Investments, net of options written (cost-$1,365,628,111) -100.0%		$1,493,461,166

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $216,216,684, representing 14.5% of total investments.

(b)	Illiquid.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Security with a value of $5,671,937, representing 0.4% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	Restricted. The aggregate acquisition cost of such securities is $118,097,181. The aggregate market value is $146,922,504, representing 9.8% of total investments.

(i)	Dividend rate fixed until the first call date and variable thereafter.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on February 28, 2013.

(k)	Rates reflect the effective yields at purchase date.

(l)	Non-income producing.

(m)

At February 28, 2013, the cost basis of portfolio securities (before options written) for federal income tax purposes was $1,366,089,120. Gross unrealized appreciation was $138,536,615; gross unrealized depreciation was $11,131,559; and net unrealized appreciation was $127,405,056. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

(n)	Transactions in options written for the three months ended February 28, 2013:

	Notional Amount (000s)	Premiums
Options outstanding, November 30, 2012	$—	$—
Options written	200,000	451,000
Options outstanding, February 28, 2013	$200,000	$451,000

(o)	Credit default swap agreements outstanding at February 28, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Berkshire Hathaway	$25,000	0.71%	3/20/17	1.00%	$343,103	$(632,928)	$976,031
SLM	375	0.48%	12/20/13	5.00%	17,525	(52,500)	70,025
Barclays Bank:
SLM	6,000	0.48%	12/20/13	5.00%	280,392	(750,000)	1,030,392
BNP Paribas:
Royal Bank of Scotland	3,500	0.10%	6/20/13	2.65%	46,026	—	46,026
Royal Bank of Scotland	3,500	0.40%	6/20/13	1.50%	22,355	—	22,355
Deutsche Bank:
SLM	10,000	0.32%	3/20/13	5.00%	124,589	254,558	(129,969)
SLM	3,000	0.48%	12/20/13	5.00%	140,195	(390,000)	530,195
JPMorgan Chase:
Berkshire Hathaway	35,000	0.53%	12/20/15	1.00%	533,221	(1,081,114)	1,614,335
					$1,507,406	$(2,651,984)	$4,159,390

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at February 28, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Interest rate swap agreements outstanding at February 28, 2013:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid	Unrealized Appreciation
Bank of America	$218,400	3/20/20	3-Month USD-LIBOR	1.65%	$1,386,030	$9,009	$1,377,021
Goldman Sachs	118,000	6/18/18	3-Month USD-LIBOR	1.25%	304,902	22,958	281,944
Goldman Sachs	520,000	12/18/22	3-Month USD-LIBOR	2.30%	2,768,732	941,575	1,827,157
Royal Bank of Scotland	294,000	12/18/22	3-Month USD-LIBOR	2.30%	1,565,398	497,219	1,068,179
					$6,025,062	$1,470,761	$4,554,301

Centrally cleared swap agreements:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Goldman Sachs (CME)	$160,000	6/19/43	2.75%	3-Month USD-LIBOR	$8,107,152	$(3,550,747)

(q)	Forward foreign currency contracts outstanding at February 28, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value February 28, 2013	Unrealized Appreciation (Depreciation)
Purchased:
51,731,647 Brazil Real settling 4/2/13	Credit Suisse First Boston	$26,313,146	$26,042,090	$(271,056)
89,210,000 British Pound settling 3/4/13	Barclays Bank	135,264,630	135,336,042	71,412
39,458,000 British Pound settling 3/4/13	Deutsche Bank	59,581,580	59,859,764	278,184
59,241,000 Euro settling 3/4/13	Goldman Sachs	78,707,593	77,342,058	(1,365,535)
321,000 Euro settling 4/2/13	JPMorgan Chase	419,013	419,168	155
846,000 Euro settling 3/4/13	Morgan Stanley	1,145,011	1,104,495	(40,516)
687,644 Mexican Peso settling 4/3/13	HSBC Bank	53,996	53,708	(288)
4,584,295 Mexican Peso settling 4/3/13	JPMorgan Chase	350,347	358,050	7,703
Sold:
51,731,647 Brazil Real settling 6/4/13	Credit Suisse First Boston	26,109,951	25,851,605	258,346
51,731,647 Brazil Real settling 4/2/13	UBS	25,018,932	26,042,090	(1,023,158)
40,822,000 British Pound settling 3/4/13	Barclays Bank	64,390,133	61,929,021	2,461,112
88,766,000 British Pound settling 4/2/13	Barclays Bank	134,557,273	134,640,881	(83,608)
40,821,000 British Pound settling 3/4/13	Citigroup	64,691,202	61,927,503	2,763,699
798,000 British Pound settling 3/6/13	Citigroup	1,206,871	1,210,593	(3,722)
40,822,000 British Pound settling 3/4/13	Credit Suisse First Boston	64,198,636	61,929,020	2,269,616
39,458,000 British Pound settling 4/2/13	Deutsche Bank	59,571,953	59,850,167	(278,214)
6,203,000 British Pound settling 3/4/13	Royal Bank of Scotland	9,726,862	9,410,262	316,600
49,562,000 Euro settling 3/4/13	Barclays Bank	67,192,492	64,705,644	2,486,848
796,000 Euro settling 3/6/13	BNP Paribas	1,042,410	1,039,232	3,178
59,241,000 Euro settling 4/2/13	Goldman Sachs	78,723,884	77,358,129	1,365,755
10,525,000 Euro settling 3/4/13	UBS	14,150,283	13,740,908	409,375
88,078,946 Mexican Peso settling 4/3/13	Morgan Stanley	6,790,609	6,879,286	(88,677)
				$9,537,209

(r)

At February 28, 2013, the Fund held $17,550,000 in cash as collateral and pledged cash collateral of $18,928,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(s)

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended February 28, 2013 was $1,100,000, at a weighted average interest rate of 0.55%. There were no open reverse repurchase agreements at February 28, 2013.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and flexible exchange (“FLEX”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the three months ended February 28, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at February 28, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 2/28/13
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$—	$15,326,317	$23,643,645	$38,969,962
Banking	—	276,640,058	5,671,937	282,311,995
Electric Utilities	—	13,340,722	105,000	13,445,722
All Other	—	280,270,313	—	280,270,313
Mortgage-Backed Securities	—	407,792,024	1,207,385	408,999,409
Preferred Stock:
Banking	34,763,897	34,507,327	—	69,271,224
Diversified Financial Services	16,102,500	15,153,750	—	31,256,250
Municipal Bonds	—	73,371,128	—	73,371,128
Sovereign Debt Obligations	—	32,655,608	—	32,655,608
Asset-Backed Securities	—	31,144,604	—	31,144,604
U.S. Government Agency Security	—	773,620	—	773,620
Short-Term Investments	—	231,024,341	—	231,024,341
	50,866,397	1,411,999,812	30,627,967	1,493,494,176
Investment in Securities - Liabilities
Options Written, at value:
Interest Rate Contracts	—	(33,010)	—	(33,010)
Other Financial Instruments* - Assets
Credit Contracts	—	4,289,359	—	4,289,359
Foreign Exchange Contracts	—	12,691,983	—	12,691,983
Interest Rate Contracts	—	4,554,301	—	4,554,301
	—	21,535,643	—	21,535,643
Other Financial Instruments* - Liabilities
Credit Contracts	—	(129,969)	—	(129,969)
Foreign Exchange Contracts	—	(3,154,774)	—	(3,154,774)
Interest Rate Contracts	—	(3,550,747)	—	(3,550,747)
	—	(6,835,490)	—	(6,835,490)
Totals	$50,866,397	$1,426,666,955	$30,627,967	$1,508,161,319

At February 28, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended February 28, 2013, was as follows:

	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 2/28/13
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$23,752,907	$—	$(307,046)	$(22,479)	$96	$220,167	$—	$—	$23,643,645
Electric Utilities	—	—	—	—	—	—	105,000	—	105,000
Banking	14,921,756	5,704,978	—	537	—	2,252,105	—	(17,207,439)	5,671,937
Home Builders	1,724,796	—	—	116	—	55,864	—	(1,780,776)	—
Mortgage-Backed Securities	1,268,059	—	(521,458)	66,421	427,589	(33,226)	—	—	1,207,385
Totals	$41,667,518	$5,704,978	$(828,504)	$44,595	$427,685	$2,494,910	$105,000	$(18,988,215)	$30,627,967

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2013:

	Ending Balance at 2/28/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Corporate Bonds & Notes	$23,748,645	Third-Party Pricing Vendor	Single Broker Quote	$2.50-$115.50
Corporate Bonds & Notes	5,671,937	Benchmark Pricing	Security Price Reset	$9.15
Mortgage-Backed Securities	1,207,385	Third-Party Pricing Vendor	Single Broker Quote	$14.15-$19.35

* Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 2 into Level 3 because an evaluated price from a third-party vendor was not available.

*** Transferred out of Level 3 into Level 2 because evaluated prices with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at February 28, 2013 was $176,992.

Glossary:

BRL - Brazilian Real

£ - British Pound

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

GO - General Obligation Bond

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by Municipal Bond Investors Assurance

MXN - Mexican Peso

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Corporate & Income Opportunity Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: April 23, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: April 23, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: April 23, 2013